Exhibit 10.29

FEDERAL DEPOSIT INSURANCE CORPORATION

WASHINGTON, D.C.

HAWAII DIVISION OF FINANCIAL INSTITUTIONS

HONOLULU, HAWAII

_________________________________________________
)
)
In the Matter of )	STIPULATION TO THE
)	ISSUANCE OF A
CENTRAL PACIFIC BANK )	CONSENT ORDER
HONOLULU, HAWAII )
)	FDIC-09-715b
(INSURED STATE NONMEMBER BANK) )
)
_________________________________________________)

Subject to the acceptance of this Stipulation to the Issuance of a Consent Order (“Stipulation”) by the Federal Deposit Insurance Corporation (“FDIC”) and the Hawaii Division of Financial Institutions (“HDFI”), it is hereby stipulated and agreed by and between a representative of the Legal Division of FDIC, a representative of the HDFI, and Central Pacific Bank, Honolulu, Hawaii (“Bank”), as follows:
1.           The Bank has been advised of its right to receive a Notice of Charges and of Hearing (“Notice”) detailing the unsafe or unsound banking practices and violations of law and/or regulations alleged to have been committed by the Bank and of its right to a public hearing on the alleged charges under section 8(b)(1) of the Federal Deposit Insurance Act (“Act”), 12 U.S.C. § 1818(b)(1), and Hawaii Revised Statutes (“HRS”) § 412:2-303, and has waived those rights.
2.           The Bank, solely for the purpose of this proceeding and without admitting or denying any of the alleged charges of unsafe or unsound banking practices and any violations of law and/or regulations, hereby consents and agrees to the issuance of a Consent Order (“Order”) by the FDIC and the HDFI.  The Bank further stipulates and agrees that such Order will be deemed to be an order which has become final under the Act and HRS § 412:2-305, and that said Order shall become effective upon its issuance by the FDIC and the HDFI, and fully enforceable by the FDIC and the HDFI pursuance to the provisions of the Act and HRS §§ 412:2-300, 412:2-301, and 412:2-305.
3.           In the event the FDIC and the HDFI accept the Stipulation and issue the Order, it is agreed that no action to enforce said Order in the United States District Court will be taken by the FDIC, and no action to enforce said Order in Circuit Courts of the State of Hawaii will be taken by the HDFI, unless the Bank or any institution-affiliated party, as such term is defined in section 3(u) of the Act, 12 U.S.C. § 1813(u), has violated or is about to violate any provision of the Order.
4.           The Bank hereby waives:
(a)           The receipt of a Notice;
(b)           All defenses in this proceeding;
(c)           A public hearing for the purpose of taking evidence on such alleged charges;
(d)           The filing of Proposed Findings of Fact and Conclusions of Law;
(e)           A recommended decision of an Administrative Law Judge; and
(f)           Exceptions and briefs with respect to such recommended decision.

Dated: 12/4/09
FEDERAL DEPOSIT INSURANCE CORPORATION, LEGAL DIVISION BY:	CENTRAL PACIFIC BANK HONOLULU, HAWAII BY:
/s/ Lori M. Honjiyo	/s/ Richard J. Blangiardi
Lori M. Honjiyo	Richard J. Blangiardi
Counsel
/s/ B. Jeannie Hedberg
HAWAII DIVISION OF FINANCIAL	B. Jeannie Hedberg
INSTITUTIONS
BY:	/s/ Duane K. Kurisu
Duane K. Kurisu
/s/ James C. Paige
James C. Paige	/s/ Mike K. Sayama
Deputy Attorney General	Mike K. Sayama

/s/ Dennis I. Hirota
Dennis I. Hirota

/s/ Colbert M. Matsumoto
Colbert M. Matsumoto

/s/ Maurice H. Yamasato
Maurice H. Yamasato

/s/ Jeffrey S. Cavanaugh
Jeffrey S. Cavanaugh

/s/ Christine H.H. Camp
Christine H.H. Camp

/s/ Ronald K. Migita
Ronald K. Migita

/s/ Dwight L. Yoshimura
Dwight L. Yoshimura

/s/ Earl E. Fry
Earl E. Fry

/s/ Paul J. Kosaka
Paul J. Kosaka

/s/ Crystal K. Rose
Crystal K. Rose

Comprising the Board of Directors of Central Pacific Bank, Honolulu, Hawaii